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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-18983

               SUPPLEMENT DATED JULY 26, 2001 TO THE PROSPECTUS OF
                MORGAN STANLEY UTILITIES FUND DATED MARCH 1, 2001

         The first sentence of the first paragraph in the section of the Prospectus titled "PRINCIPAL INVESTMENT STRATEGIES" is hereby revised as follows:

         The Fund will normally invest at least 65% of its assets in common stock and other equity securities (including depository receipts) and investment grade fixed-income securities (including asset-backed securities and zero-coupon securities) of companies that are engaged in the utilities industry.

         The following paragraph is added after the third paragraph in the above-titled section of the Prospectus:

         Asset-backed securities represent an interest in a pool of assets such as a pool of power generation assets or other utility assets or utility related assets, automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

The following paragraph is hereby added after the sixth paragraph in the section of the Prospectus titled "PRINCIPAL RISKS":

         ASSET-BACKED SECURITIES. Asset-backed securities involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Asset-backed securities also have risk characteristics similar to those of mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. As in the case of mortgage-backed securities, prepayments may increase during a period of declining interest rates although other factors, such as changes in power usage or alternative power generation, may also influence prepayment rates.